Exhibit 99.1

 December 2017(Nasdaq: EDGE)  ®

 Disclaimer  This presentation and any statements of representatives of Edge related thereto that are not historical in nature (including but not limited to upcoming milestones) contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements with respect to Edge's plans, objectives, projections, expectations and intentions and other statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of Edge's management and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various risk factors (many of which are beyond Edge's control) as described under the heading "Risk Factors" in Edge's filings with the United States Securities and Exchange Commission.  2

 EDGE Therapeutics®  Overview  3

 Key Investment Highlights  Phase 3 lead asset, EG-1962, supported by positive Phase 2 data and has potential to replace standard of care in aSAHAttractive commercial opportunity with high unmet needProprietary PRECISA™ technology: Platform to develop future productsBusiness development consistent with strategic focusStrong financial position$97M cash balance at September 30, 2017  4    Biotechnology company focused on novel, hospital-based therapies for acute, life-threatening neurological conditions

 Product Development Pipeline  5

 Near-term Catalysts  Data readout from EG-1962 phase 3 NEWTON 2 pivotal studyTop-line data from full study in late-2018Futility analysis by end-2017Interim analysis in early-2018Submit investigational new drug (IND) application for second PRECISA product in 2018  6

 Aneurysmal Subarachnoid Hemorrhage (aSAH)  Ruptured brain aneurysm: bleeding into the subarachnoid space in the brainPatient Demographics85-90% of patients make it alive to the hospital83% of poorer grade patients die or suffer permanent brain damage within 90 days*Delayed complications occur in up to 30% of patients who survive initial hemorrhage  7          SAH Patients Annually    EG-1962 Market Expansion StrategyAlternative Delivery(Cisternal, Lumbar, EVD)~50%  EG-1962 Initial Market IndicationExternal Ventricular Drain (EVD)~50%    Addressable U.S. Population35,000 SAH patients  Hospital AdmissionAneurysm Repair (endovascular or surgery)    * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.  600,000 Worldwide  100,000 North America, EU, Japan

 Current Management of aSAH  8  Aneurysm RuptureExternal Ventricular Drain (EVD) ~50% of patients  Universal administration of oral nimodipine (Class 1, Level A)  Surgical / Endovascular Aneurysm Repair  ICU Management(Watch & Wait)  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.  Stabilize  Secure  Prevent  Nimodipine  Approved in 1989Reduce delayed ischemia / improve outcome within 96 hours of aSAHStandard of care >60 countries Treats multiple deleterious effects of calcium influx after aSAH  Potent and unique dihydropyridine L-type Ca channel antagonist  Only 17% of poorer grade patients return to favorable or normal status* - sub-optimal nimodipine in the brainTreatment limiting side effects; systemic hypotension in up to 50% Short half life (45-minutes); requires heavy nursing burden; 2 pills every 4 hours x 21 days  +  +  +  +  –  –  –

 EG-1962  Differentiation and Existing Data  9

 EG-1962 Value Hypothesis  Non-clinical studies and our Phase 2 NEWTON study support the proposition that EG-1962:Delivers 100 to 1,000 times the concentration of nimodipine directly to the brain with sustained delivery over 21 days vs. current standard of care oral nimodipineHas the potential to fundamentally transform the management of aSAH and dramatically improve patient outcomes in this vulnerable patient populationVirtually impossible to get similar EG-1962 type concentrations of nimodipine into the brain with oral nimodipine without causing dose-limiting, potentially life-threatening hypotension   10  Higher concentrations of nimodipine administered into the cerebrospinal fluid in the brain would provide superior efficacy compared to systemic administration of oral nimodipine

 EG-1962 Differentiation:Targeted Delivery of Nimodipine Directly into the Brain  11    Nimodipine  PLGA    EG-1962  Efficacy & Safety  Nimodipine:dihydropyridine L-type Ca channel antagonist      EG-1962: Targeted delivery achieves high brain concentration; yet safe plasma concentrationsDual mode of action from intravascular space and extravascular targetsOne-time administration provides sustained exposure over 21 days; compliance benefit  EG-1962 Site-Specific Administration  +  +  +

 12

 EG-1962 achieved steady state sustained release of nimodipine, and  100x-1,000x higher nimodipine concentrations in CSF vs. oral nimodipine  Pharmacokinetic Data Supports Clinical Benefit of EG-1962

 Steady-state plasma concentration measured in EG-1962-treated patients was below 30 ng/ml, the level observed to cause systemic hypotension  16.7%  Nimodipine  EG-1962 Did Not Increase Risk of Hypotension

 Exploratory endpoints all favorable towards EG-1962  NEWTON Study – Key Highlights  73 patients completed (6 cohorts); 55 EG-1962, 18 oral nimodipineMaximum feasible dose identified (primary endpoint)800 mg All patients tolerated administration Safety & tolerability established (primary endpoint)PK characterized up to 800 mg dose (secondary endpoint)  15  Phase 1/2, international, multi-center, randomized, controlled, open-label study

   Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  EG-1962 Clinical Effect: Over 2x Improvement in Favorable Outcomes in NEWTON Study  16    *    Glasgow Outcome Scale (GOSE)  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  Favorable Outcome  Oral nimodipine(n=18)  EG-1962   Active Control  Cohorts 1-5(n=46)  28%  HistoricalData  Favorable Outcome  59%  >2x  8    17%  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 GOSE 8  EG-1962 Clinical Effect: ~5x Improvement in GOSE 8 Outcomes in NEWTON Study  17    *    Glasgow Outcome Scale (GOSE)  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  Favorable Outcome  Oral nimodipine(n=18)  EG-1962   Active Control  Cohorts 1-5(n=46)  28%  HistoricalData    Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  28%  6%  ~5x    8  <1%  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 NEWTON Study Health Economic Data Provides Strong Rationale for Premium Pricing  18  ICU LoS Reducedby 3.5 days (20%)  Hospital LoS Reducedby 2.5 days (10%)  Median ICU LoS  Median Hospital LoS  (n=45)  (n=45)  (n=18)  (n=18)  13.5  17.0  22.5  25.0

 NEWTON Study Reduced Cost Drivers for aSAH Patients; Additional Rationale for Premium Pricing  19  Vasospasm Reduced by 52%  EG-1962(n=45)  Oral nimodipine(n=18)      (n=13/45)  (n=11/18)  Rescue Therapy Reduced by 57%  (n=11/45)  (n=10/18)  DCI Reduced by 61%  (n=6/45)  (n=6/18)

 NEWTON 2 Phase 3 Pivotal Study Overview  20  ~75 centers (North America, EU, Australasia)1 to 1 randomization; double-blind/double-dummyStratified by WFNS, Age, Region  Primary Endpoints  Secondary & Health Economic Endpoints  Study Sample Size(n = 374)  Neurological outcome measured at 90 days after aSAH using GOSESafety profile of EG-1962 compared to oral nimodipine  Cognitive assessment using the Montreal Cognitive Assessment (MoCA)ICU and hospital length of stay; discharge dispositionUse of rescue therapy  Full study analysis at 374 patientsFutility analysis at 150 patientsInterim analysis at 210 patients  Study Design  Comparing safety and efficacy of EG-1962 versus oral nimodipine  Anticipated Timing  Futility analysis – by End-2017Interim analysis topline – Early 2018Full study topline – Late-2018

 Potential Market Expansion  Phase 1/2 Cisternal Study  21  Randomized, controlled, multi-center study600 mg as single injection12 patients (3-1 randomization, EG-1962 vs oral nimodipine)Pharmacokinetics and safety studyKey findings from interim data:EG-1962 cisternal delivery achieved steady state concentrations over 14-day periodCss levels were below plasma nimodipine levels associated with hypotensionSafety consistent with known profile  n=3

 Commercial Strategy    22

 aSAH Among Most Expensive Diseases Treated in U.S. Hospitals  Commercial insurers are majority of payers for aSAHAverage age of aSAH patient = 52Average charge per patient for aSAH patient is >$300,000 and >$400,000 with EVD*Primary drivers for charges*: ICU and hospital stayRescue therapy to treat delayed cerebral ischemia and vasospasmMechanical ventilationSecuring aneurysm (clip / coil)Physician related fees  23  * Company analysis of Premier Database

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Commercial Strategy  Strong relationships with key hospital decision makers  24  North America:Small, targeted sales force of ~35 representatives  Europe:Similar-sized sales force to NA~100 hospitals account for 90% of all aSAH patients in five largest European markets      ~300 hospitals accountfor 90% of all aSAH patients  Drivers for rapid adoption:              EG-1962 administration does not materially change current physician behavior / treatment protocol  Pharmacoeconomic benefit: preventing DCI saves hospitals and managed care organizations substantial costs, plus outpatient rehab / nursing home costs

         Three-Layered Approach to Maintain High Barrier-to-Entry  25    4 issued U.S. patents (including Composition of Matter), 12 issued foreign patents and more than 50 U.S. and foreign pending patent applications  Intellectual Property  Potentially difficult for competitors to prove bioequivalence (i.e., human trial required)  Ability to prove bioequivalence  1.  2.  3.  Manufacturing know-how & trade secrets  PRECISA development platform

   Controlled & Sustained Release    The Future: PRECISA™ Development Platform  26  Proprietary, programmable, biodegradable polymer-based development platform   Optimize product  Program release profileSpecific blend of polymers Initial release profileSustained release profile  Define product profileIdentify therapeuticEngineer polymerPhysical / chemical properties  Identify unmetclinical condition  Targeted Delivery

 EG-1962 Summary  Pharmacokinetic rationaleImproved outcomes vs nimodipine without off-target side effects in Phase 2 study; supports premium pricing rationaleDe-risked path to marketPivotal phase 3 design replicates key elements of phase 2 protocol505(b)(2) regulatory pathway allows for reduced development burdenHigh Barriers to EntryOrphan designation – potentially eligible for 7 years of marketing exclusivityComposition of matter patent to 2033  27

 Recent and Expected Key Milestones  28      1H’17  2H’17  1H’18    Received pediatric waiver from EMA for EG-1962  Initiated study of EG-1962 cisternal delivery  Secured $18M from RDO  EG-1962 cisternal PK data update  Entered into commercial supply agreement for EG-1962  Initiated EG-1962 lumbar PK animal study  NEWTON 2 futility analysis by end-2017  EG-1962 health economic data  NEWTON 2 interim analysis in early-2018 – On Track  2H’18    NEWTON 2 full top-line data in late-2018  Submit IND for second PRECISA product in 2018  P  P  P  P  P  P  P

 EDGE Therapeutics  29

   Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  56% (n=5)  78% (n=7)  67% (n=6)  40% (n=4)  56% (n=5)    Cohort 1 (100 mg; n=9)  Oral nimodipine(n=18)  Cohort 2(200 mg; n=9)  Cohort 3(400 mg;n=9)  Cohort 4(600 mg; n=10)  Cohort 5(800 mg; n=9)  EG-1962 Efficacy: Over 2x Improvement in Favorable Outcomes in NEWTON Study  30  Glasgow Outcome Scale (GOSE) – 90-Day Outcome  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  8  Favorable Outcome  EG-1962   Active Control  (n=5)  28%    HistoricalData*  17%  Favorable Outcome  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 EG-1962 Efficacy: Clinical Benefit Noted With All Disease Severities  31  WFNS 2 = Over 2x improvement in favorable outcome rateWFNS 4 = Nearly 2x improvement in favorable outcome rate  Overall: Over 2x improvement in favorable outcome rate  WFNS: World Federation of Neurological Surgeons Grading System for Subarachnoid Hemorrhage. Based on Glasgow Coma Score and Motor Deficit.* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 EG-1964 for cSDH  Aprotinin: pancreatic trypsin inhibitor FDA approved in 1993 to prevent rebleeding following cardiac bypass surgeryMechanism of action potentially effective in reducing the incidence of rebleeding in cSDH patients  32  EG-1964 is a polymer-based therapeutic containing aprotinin for the management of cSDH as a prophylactic treatment to prevent recurrent bleeding  If approved, we believe EG-1964 could address a significant unmet medical need and become the standard of care for treatment of cSDH in patients  (2)

 Chronic Subdural Hematoma (cSDH) Overview  33  cSDH is a liquefied hematoma that has accumulated on the surface of the brain in an area referred to as the subdural space  Brain shrinks inside the skull as we ageEven minor head trauma can cause blood to leak into the subdural spaceMost common in patients aged 60+  Over time, the subdural hematoma expands by recurrent bleedingInitial treatment: Surgical intervention during which small holes are drilled in the skull to drain hematomaRebleeding: Occurs in up to 30% of cSDH patients and requires a repeat neurosurgical intervention